UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

February 18, 2009

Date of Report (Date of earliest event reported)

NOVASTAR FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-13533	74-2830661
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2114 Central Street, Suite 600, Kansas City, MO 64108

(Address of principal executive offices) (Zip Code)

(816) 237-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01 – Entry into a Material Definitive Agreement

On February 18, 2009, NovaStar Financial, Inc. (“NFI”) and certain of its affiliates entered into the agreements described below to settle claims arising from the failure of NovaStar Mortgage, Inc. (“NMI”) to make scheduled quarterly interest payments on unsecured junior subordinated notes issued by NMI in the aggregate principal amount of $51,550,000 in 2005 (the “2005 Junior Subordinated Notes”) to NovaStar Capital Trust I (the “Taberna Trust) and unsecured junior subordinated notes issued by NMI in the aggregate principal amount of $28,995,000 in 2006 (the “2006 Junior Subordinated Notes” and together with the 2005 Junior Subordinated Notes, the “Existing Notes”) to NovaStar Capital Trust II (the “Kodiak Trust” and together with the Taberna Trust, the “Existing Trusts”). The Existing Notes secure trust preferred securities that were issued by the Taberna Trust to Taberna Preferred Funding I, Ltd. and Taberna Preferred Funding II, Ltd. (collectively, the “Taberna Preferred Securities Holders”) and by the Kodiak Trust to Kodiak CDO I, Ltd. (the “Kodiak Preferred Securities Holder” and together with the Taberna Preferred Securities Holders, the “Preferred Securities Holders”). As part of the settlement, the Preferred Securities Holders have agreed to dismiss the petition for involuntary Chapter 7 bankruptcy entitled In re NovaStar Mortgage, Inc. (the “Involuntary Petition”) filed in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”), Case No. 08-12125 (the “Bankruptcy Case”).

Settlement Agreement

NMI, NFI and the Preferred Securities Holders entered into a Settlement Agreement dated as of February 18, 2009 (the “Settlement Agreement”). Pursuant to the terms of the Settlement Agreement, upon the satisfaction of the conditions described below, the Preferred Securities Holders will waive all events of defaults under the Junior Subordinated Indenture dated as of September 20, 2005 (the “Taberna Indenture”) and the Junior Subordinated Indenture dated as of April 18, 2006 (the “Kodiak Indenture” and together with the Taberna Indenture, the “Existing Indentures”) existing as of the date of the Settlement Agreement and annul the declarations of acceleration with respect to the events of default. In exchange for the waiver of events of defaults and annulment of the declaration of acceleration by the Preferred Securities Holders, NMI will wire to WolfBlock LLP as escrow agent (the “Escrow Agent”) pursuant to the Escrow Agreement dated as of February 18, 2009 by and among NMI, NFI, the Preferred Securities Holders and the Escrow Agent (the “Escrow Agreement”): (i) $3,316,921.08 (the “Taberna Settlement Amount”) (ii) $2,005,738 (the “Kodiak Settlement Amount”); and (iii) $387,000 (the “Restructuring Costs Amount” and together with the Taberna Settlement Amount and the Kodiak Settlement Amount, the “Settlement Amount”).

Upon disbursement by the Escrow Agent following the entry of a final, non-appealable dismissal order of the Bankruptcy Court dismissing the Bankruptcy Case (the “Dismissal Order”) and otherwise in accordance with the terms and conditions of the Escrow Agreement, the Taberna Settlement Amount will be applied in full satisfaction of NMI’s and NFI’s obligations with respect to all outstanding interest due on the Series A Securities and Series B Securities (each as defined in the Taberna Indenture and collectively, the “Taberna Preferred Securities”) through December 31, 2008 (the “Taberna Pre-Settlement Interest”), the Kodiak Settlement Amount will be applied in full satisfaction of NMI’s and NFI’s obligations with respect to all outstanding interest due on the Securities (as defined in the Kodiak Indenture, the “Kodiak Preferred Securities” and together with the “Taberna Preferred Securities, the “Existing Preferred Securities”) through December 31, 2008 (the “Kodiak Pre-Settlement Interest”), and the Restructuring Costs Amount will be applied in full satisfaction of all legal fees, costs and expenses of certain trustees named therein and the Preferred Securities Holders, related to the events of default under the Indentures, the Bankruptcy Case and the negotiation of the Settlement Agreement, the Exchange Agreement (as described below) and the documents and instruments related thereto.

The Settlement Agreement is effective upon, among other things: (i) the execution and delivery of the Exchange Agreement by the parties thereto and the satisfaction of the conditions precedent set forth therein; (ii) the exchange of the Taberna Preferred Securities for the 2009 I/B Preferred Securities (as defined below) and the Kodiak Preferred Securities form the 2009 II/B Preferred Securities (as defined below); and (iii) the entry of the Dismissal Order, by April 30, 2009. In the event these conditions precedent are not satisfied by April 30, 2009, the Escrow Agent shall return the full amount of the Settlement Amount to NMI.

Exchange Agreement

NMI, NFI, NovaStar Capital Trust I/B (“Trust I/B”), NovaStar Capital Trust II/B (“Trust II/B”) and the Preferred Securities Holders entered into an Exchange Agreement dated as of February 18, 2009 (the “Exchange Agreement”). Pursuant to the terms of the Exchange Agreement, upon the satisfaction of the conditions described below, NMI will (i) issue to Trust I/B $51,550,000 in aggregate principal amount of unsecured junior subordinated notes of NMI (the “2009 I/B Junior Subordinated Notes”) and cause Trust I/B to issue (a) 50,000 preferred securities of Trust I/B having an aggregate liquidation value amount of $50,000,000 (the “2009 I/B Preferred Securities”) to the Taberna Preferred Securities Holders in exchange for the transfer by the Taberna Preferred Securities Holders to NMI of all outstanding Taberna Preferred Securities and (b) 1,550 common securities of Trust I/B, having an aggregate liquidation amount of $1,550,000 (the “2009 I/B Common Securities” and together with the 2009 I/B Preferred Securities, the “2009 I/B Securities”) to NMI; and (ii) issue to Trust II/B $28,995,000 in aggregate principal amount of unsecured junior subordinated notes of NMI (the “2009 II/B Junior Subordinated Notes”) and cause Trust II/B to issue (a) 28,125 preferred securities of Trust II/B, having an aggregate liquidation amount of $28,125,000 (the “2009 II/B Preferred Securities”) to the Kodiak Preferred Securities Holders in exchange for the transfer by the Kodiak Preferred Securities Holders to NMI of all outstanding Kodiak Preferred Securities and (b) 870 common securities of Trust II/B, having an aggregate liquidation amount of $870,000 (the “2009 II/B Common Securities” and together with the 2009 II/B Preferred Securities, the “2009 II/B Securities”).

Upon receipt of Existing Preferred Securities, NMI will surrender such Existing Preferred Securities and all outstanding common securities issued by the Existing Trusts to the applicable property trustee for cancellation thereof, direct the applicable property trustee and administrative trustees of the Existing Trust to dissolve the Existing Trusts and to surrender the Existing Notes to the applicable indenture trustees for cancellation thereof and cause the Existing Indentures pursuant to which the Existing Notes were issued to be discharged.

The Exchange Agreement is subject to the satisfaction of certain conditions, including, among others: (i) the execution and delivery of the Escrow Agreement and the Settlement Agreement by the respective parties thereto; (ii) the entry of the Dismissal Order by the Bankruptcy Court; and (iii) the execution and delivery of indentures, trust agreements and guarantees with respect to the issuance of the 2009 I/B Securities, 2009 II/B Securities, 2009 I/B Junior Subordinated Notes and 2009 I/B Junior Subordinated Notes.

Issuance of 2009 I/B Securities, 2009 II/B Securities, 2009 I/B Junior Subordinated Notes and 2009 II/B Junior Subordinated Notes

The terms of the 2009 I/B Preferred Securities and 2009 II/B Preferred Securities (together with the 2009 I/B Preferred Securities, the “2009 Preferred Securities”) are governed by Amended and Restated Trust Agreements, dated February 18, 2009, among NMI and the trustees named therein (each, a “2009 Trust Agreement”) and are substantially the same.

Upon issuance pursuant to the Exchange Agreement, the 2009 I/B Preferred Securities (or 2009 II/B Preferred Securities, as the case may be) require quarterly distributions of interest by Trust I/B (or Trust II/B) to the holders of the 2009 I/B Preferred Securities (or 2009 II/B Preferred Securities) at a rate equal of 1.0% per annum beginning January 1, 2009 through December 31, 2009, subject to reset to a variable rate equal to the three-month LIBOR plus 3.5% upon the occurrence of an “Interest Coverage Trigger.” For purposes of the 2009 Preferred Securities, an Interest Coverage Trigger occurs when the ratio of EBITDA for any quarter ending on or after December 31, 2008 and on or prior to December 31, 2009 to the product as of the last day of such quarter, of the stated liquidation value of all outstanding 2009 Preferred Securities (i) multiplied by 7.5%, (ii) multiplied by 1.5 and (iii) divided by 4, equals or exceeds 1.00 to 1.00. Beginning January 1, 2010 until the earlier of February 18, 2019 or the occurrence of an Interest Coverage Trigger, the unpaid principal amount of the 2009 I/B Preferred Securities and 2009 II/B Preferred Securities will bear interest at a rate of 1.0% per annum and, thereafter, at a variable rate, reset quarterly, equal to the three-month LIBOR plus 3.5% per annum.

The 2009 I/B Junior Subordinated Notes and the 2009 II/B Junior Subordinated Notes (together with the 2009 I/B Junior Subordinated Notes, the “2009 Junior Subordinated Notes”) will be issued pursuant to Junior Subordinated Indentures, dated as of February 18, 2009, among NMI, NFI and The Bank of New York Mellon Trust Company, National Association (“BONY”), as trustee (each, a “2009 Indenture”). The terms of the 2009 I/B Junior Subordinated Notes are substantially the same as the terms of the 2009 II/B Junior Subordinated Notes. Additionally, the terms of the 2009 Junior Subordinated Notes are substantially the same as the terms of the 2009 Preferred Securities. The interest payments on the 2009 I/B Junior Subordinated Notes (or 2009 II/B Junior Subordinated Notes, as the case may be) paid by NMI will be used by Trust I/B (or Trust II/B) to pay the quarterly distributions to the holders of the 2009 I/B Preferred Securities (or 2009 II/B Preferred Securities).

Under the 2009 Indenture, the 2009 I/B Junior Subordinated Notes, and thus a like amount of 2009 I/B Preferred Securities (or 2009 II/B Junior Subordinated Notes, and thus a like amount of 2009 II/B Securities), are redeemable at par on or after March 30, 2010. If any 2009 I/B Junior Subordinated Notes (or II/B Junior Subordinated Notes) are redeemed, Trust I/B (or Trust II/B) must redeem a like amount of 2009 I/B Preferred Securities (2009 II/B Preferred Securities).

Under the terms of the 2009 I/B Preferred Securities (or 2009 II/B Preferred Securities, as the case may be), an event of default generally occurs upon:

•	Non-payment of interest on the 2009 I/B Junior Subordinated Notes (or 2009 II/B Junior Subordinated Notes) when it becomes due and payable, and continuance of default for a period of 30 days;

•	Non-payment of principal of, or any premium on, the 2009 I/B Junior Subordinated Notes (or 2009 II/B Junior Subordinated Notes) at their maturity;

•

NMI’s failure to comply with its covenants or certain other provisions of the 2009 Indenture for the 2009 I/B Junior Subordinated Notes (or 2009 Indenture for the 2009 II/B Junior Subordinated Notes), which failure continues for a period of 30 days after NMI receives notice of such failure;

•	Non-payment of any distribution on the 2009 I/B Preferred Securities (or 2009 II/B Preferred Securities), when it becomes due and payable, and continuance of the default for a period of 30 days;

•	Non-payment of the redemption price of the 2009 I/B Preferred Securities (or 2009 II/B Preferred Securities), when it becomes due and payable;

•

The trustee’s failure to comply in any material respect with any covenant or certain other provisions of the 2009 Trust Agreement for the 2009 I/B Preferred Securities (or the 2009 Trust Agreement for the 2009 II/B Preferred Securities), which failure continues for a period of 30 days after the trustees and the depositor receive notice of such failure; or

•	Bankruptcy or liquidation of NMI, Trust I/B (or Trust II/B) or of the property trustee.

Additionally, NFI has entered into Parent Guarantee Agreements with BONY, as Guarantee Trustee, dated February 18, 2009 (each a “Parent Guarantee Agreement”), for the purpose of guaranteeing the payment of any amounts to be paid by NMI with respect to the 2009 I/B Junior Subordinated Notes (or 2009 II/B Junior Subordinated Notes) under the terms of the respective 2009 Indenture. The obligations of NFI under each Parent Guarantee Agreement constitute unsecured obligations of NFI and rank subordinate and junior to all senior debt of NFI. Each Parent Guaranty Agreement terminates upon the full payment of the redemption price for the 2009 I/B Preferred Securities (or 2009 II/B Preferred Securities) or full payment of the 2009 I/B Junior Subordinated Notes (or 2009 II/B Junior Subordinated Notes) upon liquidation of Trust I/B (or Trust II/B).

The preceding discussion is qualified in its entirety by reference to the terms of the Settlement Agreement, the Escrow Agreement, the Exchange Agreement, the 2009 Indentures, the 2009 Trust Agreements and the Parent Guarantee Agreements attached hereto as Exhibits 10.53, 10.54, 10.55, 10.56, 10.57, 10.58, 10.59, 10.60 and 10.61, respectively, and incorporated herein by reference.

Item 2.03 – Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

See Item 1.01 above.

Item 9.01 – Financial Statements and Exhibits

(c)	Exhibits

10.53	Settlement Agreement, dated as of February 18, 2009, among NovaStar Mortgage, Inc., NovaStar Financial, Inc., Taberna Preferred Funding I, Ltd., Taberna Preferred Funding II, Ltd. and Kodiak CDO I, Ltd.

10.54	Escrow Agreement, dated as of February 18, 2009, by an among NovaStar Mortgage, Inc., NovaStar Financial, Inc., Taberna Preferred Funding I, Ltd., Taberna Preferred Funding II, Ltd., Kodiak CDO I, Ltd. and WolfBlock LLP

10.55	Exchange Agreement, dated as of February 18, 2009, by and among NovaStar Mortgage, Inc., NovaStar Financial, Inc., NovaStar Capital Trust I/B, NovaStar Capital Trust II/B, Taberna Preferred Funding I, Ltd., Taberna Preferred Funding II, Ltd. and Kodiak CDO I, Ltd.

10.56	Amended and Restated Trust Agreement, dated as of February 18, 2009, by and among, NovaStar Mortgage, Inc., The Bank of New York Mellon Trust Company, National Association, BNY Mellon Trust of Delaware and certain administrative trustees (including the form of Preferred Securities Certificate) (I/B)

10.57	Junior Subordinated Indenture, dated as of February 18, 2009, between NovaStar Mortgage, Inc. and The Bank of New York Mellon Trust Company, National Association (I/B)

10.58	Parent Guarantee Agreement, dated as of February 18, 2009, between NovaStar Financial, Inc. and The Bank of New York Mellon Trust Company, National Association (I/B)

10.59	Amended and Restated Trust Agreement, dated as of February 18, 2009, by and among, NovaStar Mortgage, Inc., The Bank of New York Mellon Trust Company, National Association, BNY Mellon Trust of Delaware and certain administrative trustees (including the form of Preferred Securities Certificate) (II/B)

10.60	Junior Subordinated Indenture, dated as of February 18, 2009, between NovaStar Mortgage, Inc. and The Bank of New York Mellon Trust Company, National Association (II/B)

10.61	Parent Guarantee Agreement, dated as of February 18, 2009, between NovaStar Financial, Inc. and The Bank of New York Mellon Trust Company, National Association (II/B)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NOVASTAR FINANCIAL, INC.

DATE: February 24, 2009	/s/ Rodney E. Schwatken
Rodney E. Schwatken
Chief Financial Officer